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                                                                     EXHIBIT 1.3

                       Transamerica Finance Corporation

                                $4,000,000,000

                         Medium-Term Notes, Series __

                  Due Nine Months or More from Date of Issue

                            DISTRIBUTION AGREEMENT


                              December ___, 1998




Ladies and Gentlemen:

          Transamerica Finance Corporation, a Delaware corporation (the "Company"), confirms its agreement with you with respect to the issue and sale by the Company of up to $4,000,000,000 aggregate principal amount of its Medium-Term Notes, Series __, consisting of Senior Medium-Term Notes ("Senior Notes") and/or Subordinated Medium-Term Notes ("Subordinated Notes"; such Senior Notes and Subordinated Notes being herein collectively referred to as the "Notes"). The Senior Notes are to be issued under an Indenture dated as of April 1, 1991 (the "Senior Indenture") between the Company and Harris Trust and Savings Bank, as trustee (the "Senior Trustee"). The Subordinated Notes are to be issued under an Indenture dated as of April 1, 1991 (the "Subordinated Indenture"; together with the Senior Indenture, the "Indentures") between the Company and The Bank of New York as successor trustee to First Interstate Bank of California, formerly First Interstate Bank, Ltd., as trustee (the "Subordinated Trustee"; together with the Senior Trustee, the "Trustees"). The Notes will have the maturities, interest rates (whether fixed or floating), redemption and repayment provisions and other terms set forth in a pricing supplement to the Prospectus referred to below. The Notes may be denominated in U.S. dollars, foreign currencies or foreign composite currency units (the "Specified Currency") as may be specified in the applicable pricing supplement.

          Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes to any agent acting as principal at a discount for its own account or for resale to one or more investors and the right to sell Notes directly to investors on their own behalf or through other agents (the "Other Agents"), dealers or underwriters, the Company hereby (i) appoints you as an agent of the Company for the purpose of soliciting offers to purchase the Notes and (ii) agrees that whenever the Company determines to sell Notes directly to you as principal for resale to others, it will enter into a Terms Agreement relating to such sale in accordance with the provisions of Section 1(b) hereof. For the purposes of this Agreement, the term "the Agent" shall refer to you acting solely in the capacity as agent for the
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Company hereunder and not as principal, the term "the Purchaser" shall refer to you acting solely as principal hereunder and not as agent, and the name "[Addressee]" shall refer to you acting in both such capacities or in either such capacity.

          1.   Solicitations by the Agent of Offers to Purchase; Sales of Notes
               ----------------------------------------------------------------
to the Purchaser.
----------------

          (a)  Solicitations as Agent.  Following the Commencement Date
               ----------------------
(referred to below), the Company shall notify the Agent from time to time as to the commencement of a period during which the Notes may be offered and sold by the Agent (each period, commencing with such a notification and ending at such time as the authorization for offers and sales through the Agent shall have been suspended by the Company or the Agent as provided hereunder, being herein referred to as an "Offering Period"). On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Agent will use its best reasonable efforts to solicit offers to purchase the Notes during each Offering Period upon the terms and conditions set forth in the Prospectus as then amended and supplemented.

          The Company agrees to pay the Agent at the time of delivery of and payment for the Notes, as consideration for soliciting the sale of the Notes, a commission equal to the percentage set forth on Schedule 1 hereto of the price to public of each Note sold by the Company as the result of a solicitation by the Agent; provided, however, that either the Agent or the Company may, upon not less than 30 days notice, request that the commissions be renegotiated and if no agreement is reached within such 30 day period this Agreement shall be terminated, subject to Section 6 hereof.

          The Agent is authorized to solicit orders for the Notes only in principal amounts of $1,000 or any amount in excess thereof which is a multiple of $1,000 or, in the case of Notes denominated in a Specified Currency other than U.S. dollars, in the denominations set forth in the applicable pricing supplement, at a purchase price equal to 100% of the principal amount of the Notes, unless otherwise mutually agreed upon by the purchaser, the Agent and the Company and specified in the applicable pricing supplement. The Agent shall communicate to the Company, orally or in writing, each reasonable offer or indication of interest to purchase Notes received by the Agent. The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part. The Agent shall have the right to reject, in its discretion reasonably exercised, any offer received by it to purchase the Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein. In soliciting offers to purchase the Notes hereunder, the Agent is acting solely as agent for the Company, and not as principal, and does not assume any obligation toward or relationship of agency or trust with any purchaser of the Notes (other than any such obligation or relationship which the Agent assumes independently of this Agreement). The Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by the Agent and accepted by the Company, but the Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Agent be obligated to purchase any Notes for its own account.

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          The Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Medium-Term Note Administrative Procedures attached hereto as Exhibit A (the "Procedures"). The Procedures may be amended only by written agreement of the Company and the Agent.

          The documents required to be delivered by Section 4 of this Agreement shall be delivered at the office of Cleary, Gottlieb, Steen & Hamilton, counsel for the Agent, One Liberty Plaza, New York, N.Y. 10006, or such other place as may be agreed to by the Company and the Agent, on such date as may be agreed to by the Company and the Agent (the "Commencement Date").

          (b) Purchases as Principal.  Each sale of Notes to the Purchaser shall
              ----------------------
be made in accordance with the terms of this Agreement and a supplemental agreement which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, the Purchaser. Each such supplemental agreement (which may be oral and confirmed in writing, and shall be substantially to the effect of Exhibit B hereto and which may take the form of an exchange of any standard form of written telecommunication between the Purchaser and the Company) is herein referred to as a "Terms Agreement". The Purchaser's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto, specify the principal amount of such Notes, the interest rate or interest rate formula, if any, on the Notes, the interest payment dates, if any, the redemption dates and prices, if any, the repayment dates and prices, if any, the Specified Currency, the price to be paid to the Company for such Notes, the date and time of delivery of payment for such Notes (the "Purchase Date"), the place of delivery of the Notes and payment therefor, the method of payment, any requirements for the delivery or modification of the opinions of counsel, the certificates from the Company or its officers, and the letters from the Company's independent public accountants pursuant to Section 5 hereof. The Purchaser may reallow any portion of the discount received by the Purchaser pursuant to this paragraph to dealers or purchasers in connection with the offer and sale of the Notes.

          Delivery of the certificates for Notes sold to the Purchaser pursuant to any Terms Agreement shall be made to the office of the Purchaser in New York, New York or by other means for the account of the Purchaser through The Depository Trust Company, not later than the Purchase Date set forth in the respective Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the respective Terms Agreement.

          Unless otherwise agreed to between the Company and the Purchaser in a Terms Agreement, any Note sold to a Purchaser (i) shall be purchased by such Purchaser at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity and (ii) may be resold by such Purchaser at varying prices from time to time or, if set forth in the applicable Terms Agreement and Pricing Supplement, at a fixed public offering price. In connection with any resale of Notes purchased, a Purchaser may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.

          2.  Representations and Warranties.  The Company represents and
              ------------------------------
warrants to, and agrees with, [Addressee] that:

          (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such form for the registration under the Act of the Notes (Registration Statement No. 333-_______) and such registration statement has become effective. Each of the Indentures has been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Company has duly authorized the issuance of the Notes. Such registration statement, at the time of filing, at the time it became effective, and at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. Such registration statement, including the exhibits thereto, when such registration statement became effective, is hereinafter called the "Registration Statement", and the prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Prospectus." The term "preliminary prospectus" as used herein means a prospectus filed as part of any post-effective amendment to the Registration Statement prior to the effective date of such post-effective amendment, as contemplated in Rule 430 under the Act. The Company proposes to file with the Commission from time to time, pursuant to Rule 424(b) under the Act, supplements to the Prospectus, which will describe certain terms of the Notes and prior to any such filing will advise [Addressee] of all further information (financial and other) with respect to the Company to be set forth therein. Any preliminary form of supplemental prospectus which may be filed pursuant to Rule 424(b) under the Act is hereinafter called a "preliminary supplemental prospectus." Any reference herein to the Registration Statement, any preliminary prospectus, any preliminary supplemental prospectus, or the Prospectus, as amended and supplemented, shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement, or the issue date of such preliminary prospectus, preliminary supplemental prospectus, supplemental prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus, any preliminary supplemental prospectus, any supplemental prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Registration Statement or the issue date of any preliminary prospectus, any preliminary supplemental prospectus, any supplemental prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

          (b) When the Registration Statement became effective, when this Agreement is executed and delivered by the parties hereto, when any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act, on each day during an Offering Period, and at the time of delivery of any Notes to any purchaser or his agent whose offer to purchase such Notes was delivered to the Company during an Offering Period:

               (i) the Registration Statement, as amended as of any such time, and the Prospectus, as amended and supplemented as of any such time, and the Indentures, complied and will comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act, and the respective rules thereunder; and

               (ii) the Registration Statement, as amended as of any such time, did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements not misleading and the Prospectus as amended and supplemented as of any such time, did not and will not include any untrue statement therein of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statements of Eligibility and Qualification (Forms T-1) under the Trust Indenture Act of the Trustees or (ii) the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of [Addressee] or the Other Agents specifically for use in connection with the preparation of the Registration Statement and the Prospectus or any amendment thereof or supplement thereto.

          3.   Agreements of the Company.  The Company agrees with [Addressee]
               -------------------------
               that:

          (a) Prior to the termination of the offering of the Notes pursuant to this Agreement, the Company will not file any amendment to the Registration Statement or any supplement to the Prospectus which relates to the Notes unless the Company has previously furnished [Addressee] with a copy thereof for its review and will not file any such proposed amendment or supplement to which [Addressee] reasonably objects. Subject to the foregoing sentence, the Company will promptly cause the Prospectus together with each supplement thereto to be filed with the Commission pursuant to Rule 424(b). The Company will promptly advise [Addressee] of (i) the filing of any amendment or supplement to the Prospectus, including the filing of documents incorporated therein by reference,
(ii) the filing or effectiveness of any amendment to the Registration Statement,
(iii) any comments from the Commission relating to or any request by the Commission for any amendment of the Registration Statement or any amendment of or supplement to the Prospectus or for any additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) the receipt

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by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. Upon [Addressee]'s request, the Company will within a reasonable time inform [Addressee] of the aggregate principal amount of Notes registered under the Registration Statement that remain unissued.

          (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs or condition exists as a result of which, in the reasonable opinion of counsel for [Addressee] or counsel for the Company, the Registration Statement or the Prospectus as then amended or supplemented would not reflect any facts or events which, individually or in the aggregate, represent a fundamental change as contemplated by Item 512 of Regulation S-K under the Act in the information set forth in the Registration Statement or the Prospectus, as then amended or supplemented, and/or would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if, in the reasonable opinion of either such counsel, it is necessary at any time to amend or supplement the Registration Statement or the Prospectus, as then amended or supplemented, to comply with the Act, the Company promptly will notify [Addressee] and, if so notified by the Company, [Addressee] shall forthwith suspend solicitation of offers to purchase Notes or sales, as the case may be, and cease using the Prospectus as then amended or supplemented; the Company will promptly prepare and file with the Commission, subject to the first sentence of
Section 3(a) above, an amendment or supplement to such Registration Statement or Prospectus which will include such facts or events and/or will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to [Addressee] in such quantities as [Addressee] may reasonably request. If such amendment or supplement, and any documents, certificates and opinions furnished to [Addressee] pursuant to Section 3(g) below in connection with the preparation or filing of such amendment or supplement, are satisfactory in all respects to [Addressee], upon the filing of such amendment or supplement with the Commission or effectiveness of an amendment to the Registration Statement, [Addressee] will resume its obligation to solicit offers to purchase Notes hereunder.

          (c) The Company will (i) comply, in a timely manner, with all applicable requirements under the Exchange Act relating to the filing with the Commission of the Company's reports pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act and, if then applicable, of the Company's proxy statements pursuant to Section 14 of the Exchange Act and (ii) undertake to obtain the written consent of the Company's independent accountants as to the incorporation by reference in the Registration Statement of the audited financial statements reported on by them and contained in the Company's annual reports on Form 10-K under the Exchange Act.

          (d) The Company will make generally available to its security holders as soon as practicable, but not later than 45 days after the end of the 12-month period (except not later than 90 days if such period covers the Company's fiscal year) beginning at the end of the fiscal quarter of the Company during which the Registration Statement or a post-effective amendment thereto (as defined in Rule 158 under the Act) relating to the Notes became effective, an earnings statement of the Company and its consolidated subsidiaries, which need not be audited, covering

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such 12-month period, which earnings statement shall satisfy the provisions of
Section 11(a) of the Act and the rules and regulations of the Commission issued thereunder (including Rule 158 under the Act).

          (e) The Company will furnish to [Addressee] and counsel for [Addressee] copies of the Registration Statement, the Prospectus and all amendments of and supplements to such documents (including exhibits thereto and documents incorporated by reference therein), in each case as soon as available and in such quantities as [Addressee] reasonably requests.

          (f) The Company will take all action reasonably necessary for the qualification of the Notes for sale under the laws of such jurisdictions as [Addressee] may designate, will maintain such qualifications in effect so long as required for the distribution of the Notes pursuant to this Agreement and will arrange for the determination of the legality of the Notes for purchase by institutional investors.

          (g) The Company shall furnish to [Addressee] such documents, certificates of officers of the Company and opinions of counsel for the Company relating to the business, operations and affairs of the Company, the Registration Statement and the Prospectus, any amendments or supplements thereto, the Indentures, the Notes, this Agreement, the Procedures and the performance by the Company and [Addressee] of their respective obligations hereunder and thereunder as [Addressee] may from time to time prior to the termination of this Agreement reasonably request.

          (h) If so provided in the Terms Agreement, during the period of time commencing with the date of any such Terms Agreement and ending on the Purchase Date of the Notes subject to such Terms Agreement, the Company shall not, without the prior written consent of the Purchaser, (1) issue or announce the proposed issuance of any of its debt securities with substantially similar terms to the Notes being purchased pursuant to the Terms Agreement or (2) purchase any of its Notes.

          (i) The Company shall, whether or not any sale of Notes is consummated, pay all expenses incident to the establishment of the Notes program (including reasonable fees and disbursements of counsel to [Addressee]) and to the performance of its obligations under this Agreement and any Terms Agreement, including, without limitation, the fees and disbursements of its accountants and counsel, the cost of printing (or other production) and delivery of the Registration Statement and the Prospectus, all amendments and supplements thereto, the Indentures, and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements (including fees of counsel) incurred in connection with the qualification of the Notes for sale and determination of eligibility for investment of the Notes under the securities or Blue Sky laws of such jurisdictions as [Addressee] may designate, the fees and disbursements of the Trustees, the fees of any agency that rates the Notes and the fees and expenses in connection with any listing of the Notes on the New York Stock Exchange.

          (j) The Company shall, whether or not any sale of Notes is consummated, reimburse the Agent for any out-of-pocket expenses (including, without limitation, advertising expenses approved by the Company in its discretion and the reasonable fees and disbursements

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of counsel to the Agent) incurred heretofore or hereafter by the Agent in connection with the offering, purchase and sale of the Notes. Any such out-of-pocket expenses shall be payable upon the receipt by the Company from the Agent of an itemized statement therefor.

          (k) Each time the Registration Statement or the Prospectus is amended or supplemented, including by incorporation by reference upon the filing of any annual report on Form 10-K or quarterly report on Form 10-Q (other than by an amendment or supplement providing solely for a change in the interest rate or formula, redemption date(s) and price(s), repayment date(s) and price(s), currency, denominations, interest payment dates, maturity and other terms set forth on the face of the Notes or for a change deemed immaterial in the reasonable opinion of [Addressee]), the Company will deliver or cause to be delivered forthwith to [Addressee] a certificate of the Company signed by the President or the Vice President and Treasurer of the Company (or another officer or officers acceptable to [Addressee]), dated the date of the effectiveness of such amendment or the date of filing of such amendment or supplement, as the case may be, in form reasonably satisfactory to [Addressee], to the effect that the statements contained in the certificate referred to in Section 4(d) that was last furnished to [Addressee] (either pursuant to Section 4(d), 5(b) or pursuant to this Section 3(k)) are true and correct at the time of the effectiveness of such amendment (which for the purposes of this Agreement in the case of the filing of materials incorporated by reference shall be the date of the filing of such materials) or the filing of such amendment or supplement, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement, as amended at the time of effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such certificate) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 4(d) but modified, if necessary, to relate to the Registration Statement, as amended at the time of the effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such certificate.

          (l) Each time the Registration Statement or the Prospectus is amended or supplemented, including by incorporation by reference upon the filing of any annual report on Form 10-K or quarterly report on Form 10-Q, the Company shall furnish to or cause to be furnished forthwith to [Addressee] written opinions of Orrick, Herrington & Sutcliffe LLP and Austin D. Kim, Vice President, General Counsel and Secretary of the Company, to the effect set forth in Exhibits C and D hereto, respectively, or in either such case other counsel satisfactory to [Addressee] (it being agreed that, in the case of the opinion to the effect set forth in Exhibit C hereto, an opinion of the General Counsel and Secretary of the Company will be satisfactory to [Addressee]); provided, however, that such opinion need not be furnished with respect to an amendment or supplement providing solely for a change in the interest rate or formula, redemption date(s) and price(s), repayment date(s) and price(s), currency, denominations, interest payment dates, maturity and other terms set forth on the face of the Notes or for a change deemed immaterial in the reasonable opinion of [Addressee]. Any such opinion shall be dated the date of the effectiveness of such amendment or the date of filing of such supplement, as the case may be, in form satisfactory to [Addressee]. In lieu of such opinion, either counsel last furnishing such an opinion to [Addressee] may furnish to [Addressee] a letter to the effect that [Addressee] may rely on such last opinion to the same extent as though it were dated the date of such letter and authorizing reliance on such last opinion (except that statements in such last opinion will be deemed to relate to the Registration Statement, as amended at the time of the effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such letter).

          (m) Each time that the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information, the Company shall cause Ernst & Young LLP, its independent public accountants, forthwith to furnish [Addressee] a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement, as the case may be, in form satisfactory to [Addressee], of the same tenor as the letter referred to in Section 4(e) and the provisions of such letter described in clause (i) of Exhibit F hereto but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter, and of the same tenor as the portions of the letter referred to in clauses (ii) and (iii) of Exhibit F hereto with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, that if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information with respect to a fiscal quarter, Ernst & Young LLP may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included or incorporated by reference therein of an accounting, financial or statistical nature is of such a nature that, in the reasonable judgment of [Addressee], such letter should cover such other information.

          (n) Each acceptance by the Company of an offer for the purchase of Notes hereunder (including any purchase by [Addressee] as principal and each execution and delivery by the Company of a Terms Agreement with [Addressee]) shall be deemed to be an affirmation that the representations and warranties of the Company contained in or made pursuant to this Agreement to [Addressee] pursuant hereto are true and correct as of the time of such acceptance or as of the date of such Terms Agreement, as the case may be, as though made at and as of such date and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent, or [Addressee], of the Notes relating to such acceptance or as of the Purchase Date relating to such sale as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended and supplemented to each such time).

          (o) The Company will comply, and represents and warrants that it has complied, with the provisions of that certain Florida act relating to the disclosure of doing business with Cuba, codified as Section 517.075 of the Florida Statutes, and the rules and regulations thereunder or is exempt therefrom.

          4.   Conditions to the Obligations of the Agent.  The obligations of
               ------------------------------------------
the Agent to solicit offers to purchase the Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

          (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have furnished to the Agent the opinions of Orrick, Herrington & Sutcliffe LLP and Austin D. Kim, Vice President, General Counsel and Secretary of the Company (or in either such case other counsel of the Company acceptable to the Agent), dated the Commencement Date, to the effect set forth in Exhibits C and D, respectively, hereto.

          (c) The Agent shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Agent (or other counsel acceptable to the Agent), an opinion dated the Commencement Date to the effect set forth in Exhibit E hereto.

          (d) The Company shall have furnished to the Agent a certificate of the Company, signed by the President or the Vice President and Treasurer of the Company (or another officer acceptable to the Agent), dated the Commencement Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, as amended as of the date of such certificate, the Prospectus, as amended and supplemented as of the date of such certificate, and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date of such certificate with the same effect as if made on the date of such certificate and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligations of the Agent under this Agreement;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, have been contemplated; and

               (iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus, as amended and supplemented, there has been no material adverse change, or any development involving a prospective change, in or affecting the financial condition, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, nor any material change in the debt maturing more than one year after the date of issue of the Company and its consolidated subsidiaries, other than those reflected in or contemplated by the Prospectus, as amended and supplemented as of the date of the certificate.

          (e) Ernst & Young LLP shall have furnished to the Agent a letter or letters, dated the Commencement Date, in form and substance satisfactory to the Agent, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and to the effect set forth in Exhibit F hereto.

          (f) The Company shall have furnished to the Agent such further information, certificates and documents as the Agent may reasonably request from time to time.

          Any certificate signed by any officer of the Company and delivered to [Addressee] or its counsel and delivered explicitly pursuant to the terms of this Agreement shall be deemed a representation and a warranty by the Company to [Addressee] as to matters covered thereby, as if set forth herein.

          5.   Conditions to the Obligations of the Purchaser.  The obligations
               ----------------------------------------------
of the Purchaser to purchase Notes pursuant to any Terms Agreement will be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, and as of the date of the respective Terms Agreement and as of the Purchase Date thereunder (as if made on such respective dates), to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

          (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall be in effect and no proceedings for that purpose shall have been instituted or threatened.

          (b) To the extent required by the respective Terms Agreement, the Purchaser shall have received (i) the opinions of Orrick, Herrington & Sutcliffe LLP and Austin D. Kim, Vice President, General Counsel and Secretary of the Company, dated the Purchase Date, to the effect set forth in Exhibits C and D, respectively hereto, (ii) the opinion of Cleary, Gottlieb, Steen & Hamilton, counsel for the Purchaser (or other counsel acceptable to the Purchaser), dated the Purchase Date, to the effect set forth in Exhibit E hereto, (iii) a certificate of the Company, dated the Purchase Date, to the effect set forth in
Section 4(d), and (iv) a letter or letters from the Company's independent public accountants to the effect set forth in Section 4(e) but dated the Purchase Date.

          (c) Subsequent to the date of the Terms Agreement, there shall not have been any change, or any development involving a prospective change, in or affecting the financial condition, business or properties of the Company and its subsidiaries, taken as a whole, the effect of which is, in the judgment of the Purchaser, so material and adverse as to make it impractical or inadvisable to proceed with the delivery or offering of the Notes to be purchased as contemplated by the Terms Agreement.

          (d) Prior to the Purchase Date, the Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

          If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, this Agreement and all obligations of the Purchaser hereunder may be canceled at, or at any time prior to, the respective Purchase Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

          6.   Indemnification and Contribution.  (a)  The Company agrees to
               --------------------------------
indemnify and hold harmless [Addressee] and each person who controls [Addressee] within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities and reasonable expenses (including reasonable costs of investigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary prospectus, any preliminary supplemental prospectus, or the Prospectus, or in any amendment thereof or supplement thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them, as the same shall be incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement or omission, or allegation thereof, which has been made therein or omitted therefrom in reliance upon and in conformity with written information furnished to the Company by or on behalf of [Addressee] specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to any preliminary prospectus, the Prospectus or any preliminary supplemental prospectus, shall not inure to the benefit of [Addressee] (or any person controlling [Addressee]), if the Company shall have delivered sufficient quantities of the Prospectus, as amended and supplemented, to [Addressee] within a reasonable time prior to the earlier of the delivery of the written confirmation of the sale of such Notes or the delivery of such Notes to the person asserting such loss, claim, damage, liability or action for which indemnification is sought, and the Prospectus as so amended and supplemented (excluding documents incorporated by reference) was not sent or given to such person at or prior to the earlier of the delivery of the written confirmation of the sale of such Notes or the delivery of such Notes to such person in any case where such sending or giving of a prospectus is required by the Act and the untrue statement or omission of a material fact contained in such preliminary prospectus, such Prospectus or such preliminary supplemental prospectus, was corrected in the Prospectus, as so amended and supplemented, provided to [Addressee], unless such failure to deliver the Prospectus (or the Prospectus as amended or supplemented) was a result of noncompliance by the Company with
Section 3(e) of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) [Addressee] agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of either the Act or the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement or any amendment thereto to the same extent as the foregoing indemnity from the Company to [Addressee], but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made therein in reliance upon and in conformity with written information supplied to the Company by or on behalf of [Addressee] with respect to [Addressee]. This indemnity agreement will be in addition to any liability which [Addressee] may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 6. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel), approved by [Addressee] in the case of paragraph (a) of this Section 6, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The indemnifying party shall not be liable for any settlement of any proceeding affected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability arising out of such proceeding.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6(a) is unavailable or insufficient, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Notes that gave rise to such losses, claims, damages or liabilities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and [Addressee] on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by [Addressee] from the offering of such Notes. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or [Addressee], the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and [Addressee] agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this Section 6(d); provided, that, notwithstanding the provisions of this Section 6(d), (y) [Addressee] shall not be required to contribute any amount in excess of the amount by which the total price at which such Notes were offered and sold to the public through [Addressee] exceeds the amount of any damages which [Addressee] has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(d), each person who controls [Addressee] within the meaning of the Act shall have the same rights to contribution as [Addressee]. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6(d), notify such party or parties from whom contribution may be sought, but the omission to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 6(d).

          7.   Termination of the Appointment of the Agent or any Terms
               --------------------------------------------------------
Agreement.
---------

          (a) The appointment of the Agent and the obligations of the Agent under this Agreement may be terminated at any time either by the Company or by the Agent upon the giving of written notice of such termination to the other party hereto. In the event of such termination, neither party shall have any liability to the other party hereto, except as provided in the first sentence of the second paragraph of Section 1 and Sections 3(d), 3(i), 3(j), 6, 8 and 11 and except that, if at the time of termination an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of the Note or Notes relating thereto has not occurred, the Company's representations and warranties stated in Section 2(b) and its obligations under the third and fourth paragraphs of Section 1 and Sections 3(a), 3(b), 3(c), 3(e), 3(f), 3(g), 3(k), 3(l), 3(m), and 3(n) shall remain in full force and effect and not be terminated until the delivery of such Notes.

          (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company prior to delivery of and payment for Notes to be purchased thereunder, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a commercial banking moratorium shall have been declared by federal, New York or California State authorities, (iii) unless so provided in the Terms Agreement, there shall have occurred any downgrading in the rating accorded the Company's debt securities by Moody's or S & P, (iv) unless so provided in the Terms Agreement, either of such organizations shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities, or
(v) there shall have occurred any material adverse change in the financial markets in the United States, or if such Offered Securities are denominated and/or payable in, or indexed to, one or more foreign or composite currencies, in the international financial markets, or any outbreak or material escalation of hostilities or other calamity or crisis or any change or development or events involving a prospective change in national or international political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Purchaser, impracticable to market the Notes, such Terms Agreements and all obligations of the Purchaser hereunder may be cancelled at, or any time prior to, the Closing Date in the absolute discretion of the Purchaser, without liability on the part of any Purchaser to the Company.

          8.   Representations and Indemnities to Survive.  The respective
               ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Agent or the Company or any of the officers, directors or controlling persons referred to in Section 6 hereof, and will survive delivery of and payment for the Notes.

          9.   Notices.  All communications hereunder will be in writing and
               -------
effective only on receipt, and, if sent to [Addressee], will be mailed, delivered or transmitted to it by any standard form of telecommunications at
, New York, New York      ; or, if sent to the Company, will be mailed,
delivered or transmitted by any standard form of telecommunications at 600 Montgomery Street, San Francisco, California 94111, attention of the Senior Vice President and Treasurer.

          10.  Successors.  This Agreement will inure to the benefit of and be
               ----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 6 hereof, and no other person will have any right or obligation hereunder. No purchaser of the Notes from [Addressee] shall be deemed a successor because of such purchase.

          11.  Applicable Law.  This Agreement will be governed by and construed
               --------------
in accordance with the laws of the State of California.

          12.  Counterparts.  This Agreement may be executed by each of the
               ------------
parties hereto in any number of counterparts, each of which counterparts, when so executed and delivered shall be deemed to be an original but all such counterparts shall together constitute but one and the same agreement.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and [Addressee].


                                        Very truly yours,


                                        Transamerica Finance Corporation

                                        By: __________________________________
                                                 Senior Vice President
                                                     and Treasurer

The foregoing Agreement is
hereby confirmed and
accepted as of the date
first written above.



By: __________________________

                                  Schedule 1

                       Transamerica Finance Corporation
                         Medium-Term Notes, Series __
                              Commission Schedule

            Term                                             Commission Rate
            ----                                             ---------------
From 9 months to less than 1 year.......................           .125%
From 1 year to less than 18 months......................           .150%
From 18 months to less than 2 years.....................           .200%
From 2 years to less than 3 years.......................           .250%
From 3 years to less than 4 years.......................           .350%
From 4 years to less than 5 years.......................           .450%
From 5 years to less than 6 years.......................           .500%
From 6 years to less than 7 years.......................           .550%
From 7 years to less than 10 years......................           .600%
From 10 years to less than 15 years.....................           .625%
From 15 years to less than 20 years.....................           .650%
From 20 years up to and including 30 years..............           .750%
Beyond 30 years.........................................             *



*    At a rate to be agreed by the Company and the Agent

                                                                       EXHIBIT A
                        TRANSAMERICA FINANCE CORPORATION

                   Medium-Term Note Administrative Procedures
                   ------------------------------------------

          Medium-Term Notes, Series __ (the "Notes") are to be offered on a continuing basis by Transamerica Finance Corporation (the "Company"). The Notes may be issued as Senior Medium-Term Notes ("Senior Notes") and/or Subordinated Medium-Term Notes ("Subordinated Notes"). The Agent has agreed to solicit purchases of the Notes. The Agent will not be obligated to purchase Notes for its own account. The Notes are being sold pursuant to a Distribution Agreement between the Company and the Agent dated December ___, 1998 (the "Distribution Agreement"). In the Distribution Agreement, the Agent may have agreed to use its best reasonable efforts to solicit purchases of the Notes and/or the Agent, as principal, may purchase the Notes for its own account pursuant to the terms and settlement details of a terms agreement entered into between the Company and such Agent, as contemplated by the Distribution Agreement. Only those provisions contained in these Administrative Procedures which are applicable to the particular role that the Agent shall perform shall apply. The Senior Notes are to be issued under an Indenture dated as of April 1, 1991 (the "Senior Indenture") between the Company and Harris Trust and Savings Bank, as Trustee (the "Senior Trustee"). The Subordinated Notes are to be issued under an Indenture dated as of April 1, 1991 (the "Subordinated Indenture") between the Company and The Bank of New York as successor trustee to First Interstate Bank of California, formerly First Interstate Bank, Ltd., as Trustee (the "Subordinated Trustee"; together with the Senior Trustee, the "Trustees").
Notes issued under the Senior Indenture will rank pari passu with all other Senior Indebtedness (as defined in the Prospectus) of the Company. Notes issued under the Subordinated Indenture will rank pari passu with all other Subordinated Indebtedness (as defined in the Prospectus) of the Company and, together with such other Subordinated Indebtedness, will be subordinated in right of payment to the prior payment in full of the Senior Indebtedness of the Company. The Notes will be registered with the Securities and Exchange Commission (the "Commission"). The Senior Trustee and the Subordinated Trustee will be appointed as registrars and paying agents with respect to the Senior Notes and the Subordinated Notes, respectively.

          The procedure to be followed during, and the specific terms of, the solicitation of orders by the Agent and the sale as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agent and the Trustees in writing of those persons handling administrative responsibilities with whom the Agent and the Trustees are to communicate regarding orders to purchase Notes and the details of their delivery.

          The Notes will bear interest at either fixed rates ("Fixed Rate Notes") or floating rates ("Floating Rate Notes"). Each Note will be represented by either a Global Security (as defined hereinafter) delivered to the applicable Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). Except in certain limited circumstances, an owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

          Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indentures, the Prospectus dated December __, 1998 or the Prospectus Supplement dated December ___, 1998 shall be used herein as therein defined. To the extent that the procedures set forth below conflict with the provisions of the Notes, the applicable Indenture or the Distribution Agreement, the relevant provisions of the Notes, the applicable Indenture and the Distribution Agreement shall control.

            PART I:  ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

          In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustees will perform the custodial, document control and administrative functions described below, each in accordance with its respective obligations under a Letter of Representations from the Company and such Trustee to DTC and a Medium-Term Note Certificate Agreement between such Trustee and DTC and in accordance with its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                     On any date of settlement (as defined under
                              "Settlement" below) for one or more Book-Entry
                              Notes, the Company will issue a single global security in fully registered form without coupons
                              (a "Global Security") representing up to $200,000,000 principal amount of all such Notes that have the same rank (senior or subordinated), Stated Maturity, redemption provisions, repayment provisions, renewability provisions, Interest
                              Payment Dates, Interest Payment Period, Original
                              Issue Date, Original Issue Discount provisions and, in the case of Fixed Rate Notes, Interest
                              Rate, or, in the case of Floating Rate Notes, Initial Interest Rate, Base Rate, Index Maturity,
                              Interest Reset Period, Interest Reset Dates,
                              Spread or Spread Multiplier, Minimum Interest Rate
                              (if any) and Maximum Interest Rate (if any)
                              (collectively, "Terms"). Each Global Security will be dated and issued as of the date of its authentication by the applicable Trustee. Each
                              Global Security will bear an "Interest Accrual
                              Date", which will be (i) with respect to an original Global Security (or any portion thereof), its original issuance date, and (ii) with respect to any Global Security (or portion thereof) issued subsequently upon exchange of a Global Security or in lieu of a destroyed, lost or stolen Global
                              Security, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global Security or Securities
                              (or if no such payment or provision has been made, the original issuance date of the predecessor
                              Global Security), regardless of the date of authentication of such subsequently issued Global
                              Security. No Global Security will represent (i) both Fixed Rate and Floating Rate Book-Entry Notes or (ii) any Certificated Note.

Identification Numbers:       The Company has arranged with the CUSIP Service
                              Bureau of Standard & Poor's Corporation (the
                              "CUSIP Service Bureau") for the reservation of two series of CUSIP numbers (including tranche numbers), each of which series consists of approximately 900 CUSIP numbers and relates to Global Securities representing one of the two ranks of Book-Entry Notes. The Company has obtained from the CUSIP Service Bureau a written list of each such series of reserved CUSIP numbers and has delivered to the applicable Trustee and DTC such written list of 900 CUSIP numbers of each such series. The Company will assign CUSIP numbers, serially with respect to each rank, to Global
                              Securities as described below under Settlement
                              Procedure "B". DTC will notify the CUSIP Service
                              Bureau periodically of the CUSIP numbers that the Company has assigned to Global Securities. At any time when fewer than 100 of the reserved CUSIP numbers of a series remain unassigned to Global
                              Securities, and if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities representing Book-
                              Entry Notes of the rank to which such series relates. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional CUSIP numbers to the applicable Trustee and DTC.

Registration:                 Each Global Security will be registered in the
                              name of Cede & Co., as nominee for DTC, on the Security Register maintained under the Indenture governing such Global Security. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the "participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such participants, a credit balance with respect to such Note in the account of such participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such participants or through the separate records of such participants and one or more indirect participants in DTC.

Transfers:                    Transfers of a Book-Entry Note will be
                              accomplished by book entries made by DTC and, in turn, by participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Exchanges:                    The Trustees may deliver to DTC and the CUSIP
                              Service Bureau at any time a written notice of consolidation specifying (i) the CUSIP numbers of two or more Outstanding Global Securities that represent Book-Entry Notes having the same Terms and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment
                              Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and (iii) a new CUSIP number, obtained from the Company, to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its participants (including the applicable Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the applicable Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the applicable Trustee will exchange such Global Securities for a single
                              Global Security bearing the new CUSIP number and a new Interest Accrual Date, and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned.
                              Notwithstanding the foregoing, if the Global
                              Securities to be exchanged exceed $200,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each $200,000,000 of principal amount of the exchanged
                              Global Securities and an additional Global
                              Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see "Denominations" below).

Maturities:                   Each Book-Entry Note will mature on a date not
                              less than nine months nor more than 30 years after the settlement date for such Note, as selected by the purchaser and approved by the Company.

Price to Public:              Each Note will be issued at 100% of its principal
                              amount, unless otherwise mutually agreed upon by the purchaser and the Company and specified in the applicable pricing supplement.

Notice of Repayment Dates:    The applicable Trustee will notify DTC 60 days
                              prior to each Repayment Date, if any, with respect to a Note of the CUSIP number of such Note, the Repayment Date, the Repayment Price and the exercise period.

Denominations:                Book-Entry Notes will be issued in principal
                              amounts of $1,000 or any amount in excess thereof that is an integral multiple of $1,000. Global
                              Securities will be denominated in principal amounts not in excess of $200,000,000. If one or more Book-Entry Note or Notes having an aggregate principal amount in excess of $200,000,000 would, but not for the preceding sentence, be represented by a single Global Security, then one Global
                              Security will be issued to represent each $200,000,000 principal amount of such Book-Entry
                              Note or Notes and an additional Global Security will be issued to represent any remaining principal amount of such Book-Entry Note or Notes.
                              In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Interest:                     General. Interest, if any, on each Book-Entry Note
                              -------
                              will accrue from the Interest Accrual Date of the Global Security representing such Note. Each payment of interest on a Book-Entry Note will include interest accrued to but excluding the related Interest Payment Date (provided that in the case of Floating Rate Notes which reset daily or weekly, interest payments will include interest accrued to and including the Regular Record Date immediately preceding the related Interest Payment
                              Date) or Maturity (other than a Maturity of a Fixed Rate Book-Entry Note occurring on the thirty-first day of a month, in which case such payment will include interest accruing to but excluding the thirtieth day of such month).
                              Interest payable at the Maturity of a Book-Entry
                              Note will be payable to the Person to whom the principal of such Note is payable. Standard &
                              Poor's Corporation will use the information received in the pending deposit message described under Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related
                              Global Security in the appropriate weekly bond report published by Standard & Poor's Corporation.

                              Regular Record Dates. The Regular Record Date with
                              --------------------
                              respect to any Interest Payment Date shall be the date fifteen calendar days immediately preceding such Interest Payment Date whether or not such date shall be a Business Day.

                              Fixed Rate Book-Entry Notes. Unless otherwise
                              ---------------------------
                              specified pursuant to Settlement Procedure "A" below, interest payments on Fixed Rate Book-Entry Notes will be made semi-annually on March 1 and September 1 of each year and at Maturity; provided, however, that in the case of a Fixed Rate Book-Entry Note issued between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such succeeding Regular Record Date.

                              Floating Rate Book-Entry Notes. Interest payments
                              ------------------------------
                              will be made on Floating Rate Book-Entry Notes monthly, quarterly, semi-annually or annually. Interest will be payable, in the case of Floating Rate Book-Entry Notes with a monthly Interest Payment Period, on the third Wednesday of each month; with a quarterly Interest Payment Period, on the third Wednesday of March, June, September and December of each year; with a semi-annual Interest Payment Period, on the third Wednesday of the two months specified pursuant to Settlement Procedure "A" below; and with an annual Interest Payment Period, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below;

                              provided, however, that if an Interest Payment Date for Floating Rate Book-Entry Notes would otherwise be a day that is not a Business Day with respect to such Floating Rate Book-Entry Notes, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Book-Entry Notes, except in the case of a LIBOR Note if such Business Day is in the next succeeding calendar month, in which event such Interest Payment Date will be the immediately preceding Business Day; and provided, further, that in the case of a Floating Rate Book-Entry
                              Note issued between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such succeeding Regular Record Date.

                              Notice of Interest Payment and Regular Record
                              ---------------------------------------------
                              Dates. On the first Business Day of January,
                              -----
                              April, July and October of each year, the applicable Trustee will deliver to the Company a written list of Regular Record Dates and Interest Payment Dates that will occur with respect to the related Book-Entry Notes during the six-month period beginning on such first Business Day. Promptly after each Interest Determination Date for Floating Rate Notes, the Calculation Agent will notify Standard & Poor's Corporation and the applicable Trustee of the interest rates determined on such Interest Determination Date.

Calculation of Interest       Fixed Rate Book-Entry Notes. Interest on Fixed
                              ---------------------------
                              Rate Book-Entry Notes (including interest for partial periods) will be calculated on the basis of a year of twelve thirty-day months. (Examples of interest calculations are as follows: The period from September 1, 1997, to March 1, 1998, equals 6 months and 0 days, or 180 days; the interest payable equals 180/360 times the annual rate of interest times the principal amount of the Note. The period from September 3, 1997, to
                              February 1, 1998, equals 4 months and 28 days, or 148 days; the interest payable equals 148/360 times the annual rate of interest times the principal amount of the Note.)

                              Floating Rate Book-Entry Notes. Interest rates on
                              ------------------------------
                              Floating Rate Book-Entry Notes will be determined as set forth in the form of Notes. Interest on Floating Rate Book-Entry Notes will be calculated on the basis of actual days elapsed and a year of 360 days except that in the case of Treasury Rate Notes, interest will be calculated on the basis of the actual number of days in the year.

Payments of Principal         Payments of Interest Only.  Promptly after each
and Interest                  -------------------------
                              Regular Record Date, each Trustee will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Security for which such Person serves as Trustee on the following Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's Corporation. The Company will pay to the applicable Trustee (in immediately available funds) the total amount of interest due on such Interest Payment Date (other than at Maturity), and such Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment". If any Interest Payment Date for or the Maturity of a Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date or Maturity, as the case may be.

                        Payments at Maturity. On or about the first Business Day
                        --------------------
                        of each month, each Trustee will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Security for which such Person serves as Trustee maturing either at Stated Maturity or on a Redemption or Repayment Date in the following month. The Company, the Trustees and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity of such Global Security. The Company will pay to the applicable Trustee (in immediately available funds) the principal amount of such Global Security, together with interest due at such Maturity. Such Trustee will pay such amounts to DTC at the times and in the manner set forth below under "Manner of Payment". If any Maturity of a Global Security representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity. Promptly after payment to DTC of the principal and interest due at the Maturity of such Global Security, the applicable Trustee will cancel such Global Security in accordance with the terms of the applicable Indenture and deliver it to the Company with a certificate with respect to such cancellation.

                        Manner of Payment. The total amount of any principal and
                        -----------------
                        interest due on Global Securities on any Interest Payment Date or at Maturity shall be paid by the Company to the applicable Trustee in funds available for immediate use by such Trustee as of 9:30 A.M. (New York City time) on such date. The Company will make such payment on such Global Securities by wire transfer to the applicable Trustee. The Company will confirm such instructions in writing to the applicable Trustee. Prior to 10 A.M. (New York City time) on each Maturity Date or as soon as possible thereafter, the applicable Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of interest or principal (together with interest thereon) due on a Global Security on such Maturity Date. On each Interest Payment Date, interest payments shall be made to DTC in same day funds in accordance with existing arrangements between the Trustees and DTC. Thereafter on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective institutions that have accounts with the Depositary or its nominee ("participants") and in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. None of the Company and the Trustees shall have any direct responsibility or liability for the payment by DTC to such participants of the principal of and interest on the Book-Entry Notes.

                        Withholding Taxes. The amount of any taxes required
                        -----------------
                        under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Acceptance and          Unless otherwise instructed by the Company, the Agent
Rejection of Offers:    will advise the Company promptly by telephone of all
                        offers to purchase Book-Entry Notes received by the Agent other than any offers rejected by it in whole or in part in the reasonable exercise of its discretion.
                        Unless otherwise agreed by the Company and the Agent, the Company has the sole right to accept offers to purchase Book-Entry Notes and may reject any such offer in whole or in part.

Settlement:             The receipt by the Company of immediately available
                        funds in payment for a Book-Entry Note and the authentication and issuance of the Global Security representing such Note shall constitute "settlement" with respect to such Note. All orders accepted by the Company will be settled on the fifth Business Day succeeding the date of acceptance pursuant to the timetable for settlement set forth below, unless the Company and the purchaser agree to settlement at a different time.

Settlement Procedures:  Settlement Procedures with regard to each Book-Entry
                        Note sold by the Company through the Agent shall be as follows:

                        A. The Agent will advise the Company by telephone of the following settlement information:

                              1.    Principal amount.

                              2. Stated Maturity and New Maturity Date(s), if any, and Notice of Renewal Date(s), if any.

                              3. In the case of a Fixed Rate Book-Entry Note, the Interest Rate and, in the case of a Floating Rate Book-Entry Note, the Initial Interest Rate (if known at such time), Base Rate, Index Maturity, Interest Reset Period, Interest Reset Dates, Spread or Spread Multiplier (if any), Minimum Interest Rate (if any) and Maximum Interest Rate (if any).

                              4. Interest Payment Period and Interest Payment Dates.

                              5.    Rank.

                              6.    Redemption provisions, if any.

                              7.    Repayment provisions, if any.

                              8.    Settlement date.

                              9.    Price.

                              10.   Agent's commission or discount, if
                                    applicable.

                              11.   Whether the Note is an Original Issue
                                    Discount Note.

                              12.   Net Proceeds to the Company.

                              13. Whether the Agent is acting as agent or as principal.

                              14. Specified Currency and if the Specified Currency is not U.S. dollars, the authorized denominations.

                              15.   Such other information specified with
                                    respect to such Note.

                        B. The Company will assign a CUSIP number to the Global Security representing such Note and then advise the applicable Trustee by telephone or electronic transmission (confirmed in writing at any time on the same date) of the information set forth in Settlement Procedure "A" above, such CUSIP number, the name of such Agent and if such
                              Note is an Original Issue Discount Note, the total amount of OID, the yield to maturity, the Initial Accrual Period and the method used. The Company will also notify the Agent of such CUSIP number by telephone as soon as practicable. Each such communication by the Company shall constitute a representation and warranty by the Company to the applicable Trustee and the Agent that (i) such
                              Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company, (ii) such Note, and the Global Security representing such Note, will conform with the terms of the Indenture pursuant to which such Note and Global Security are issued and (iii) upon authentication and delivery of such Global Security, the aggregate principal amount of all Notes issued under the Indentures will not exceed $4,000,000,000 or the equivalent thereof in one or more foreign currencies or currency units (except for Securities authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of, Securities pursuant to Section 304, 305, 306, 906, 1107 or (in the case of Senior Notes) 1503 or (in the case of Subordinated Notes) 1603 of the applicable Indenture).

                        C. The applicable Trustee will enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC, the Agent, Standard & Poor's Corporation, the Exchange Rate Agent and the Calculation Agent:

                              1. The information set forth in Settlement Procedure "A".

                              2. Identification as a Fixed Rate Book-Entry Note or a Floating Rate Book-Entry Note.

                              3. Initial Interest Payment Date for such Note, number of days by which such date succeeds the related DTC record date (which, in the case of Floating Rate Notes which re-set daily or weekly, shall be the date five calendar days immediately preceding the applicable Interest Payment Date and in the case of all other Notes shall be the Regular Record Date as defined in the Note) and amount of interest payable on such Interest Payment Date.

                              4.     The Interest Payment Period.

                              5.     CUSIP number of the Global Security
                                     representing such Note.

                              6. Whether such Global Security will represent any other Book-Entry Note (to the extent known at such time).

                        D. The Company will deliver to the applicable Trustee a pre-printed or pre-typed packet for the Global Security representing such Note, which packet will contain the following documents in forms that have been approved by the Company, the Agents and the
                              Trustees:

                              1.     Note with customer information.

                              2.     Copy One - For Trustee.

                              3.     Copy Two - For Agent.

                              4.     Copy Three - For the Company.

                              5.     Copy Four - For the Exchange Rate Agent.

                              6.     Copy Five - For the Calculation Agent.

                        E. The applicable Trustee will complete such Note, stamp the appropriate legend (if such legend is not printed or typed on such Note) and authenticate the Global Security representing such Note.

                        F. DTC will credit such Note to the applicable Trustee's participant account at DTC.

                        G. The applicable Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to such Trustee's participant account and credit such Note to the Agent's participant account and (ii) debit the Agent's settlement account and credit such Trustee's settlement account for an amount equal to the price of such Note less the Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by such Trustee to DTC that (i) the Global Security representing such Book-Entry Note has been issued and authenticated and (ii) the Trustee is holding such Global Security pursuant to the Medium-Term Note Certificate Agreement between the Trustee and DTC.

                        H. The Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC
                              (i) to debit such Note to the Agent's participant account and credit such Note to the participant accounts of the participants with respect to such Note and (ii) to debit the settlement accounts of such participants and credit the settlement account of the Agent for an amount equal to the price of such Note.

                        I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                        J. The applicable Trustee will wire transfer to the account of the Company funds available for immediate use in the amount transferred to such Trustee in accordance with Settlement Procedure "G".

                        K. The applicable Trustee will send Copy Three to the Company, Copy Four to the Exchange Rate Agent and Copy Five to the Calculation Agent, in each case by first-class mail. Upon written request, the applicable Trustee will deliver Copy Two to the Agent. Monthly, such Trustee will send to the Company a statement setting forth the principal amount of Notes Outstanding as of that date under the Indenture relating to the Notes for which it serves as Trustee and setting forth a brief description of any sales of which the Company has advised such Trustee but which have not yet been settled.

                        L. The Agent will confirm the purchase of such Note to the purchaser either by transmitting to the participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

Settlement Procedures   For orders of Book-Entry Notes solicited by the Agent,
Timetable:              as agent, and accepted by the Company for settlement on
                        the first Business Day after the sale date, Settlement
                        Procedures "A" through "L" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

                         Settlement Procedure                Time
                         --------------------                ----
                                  A                11:00 A.M. on the sale date
                                  B                12:00 Noon on the sale date
                                  C                 2:00 P.M. on the sale date
                         Settlement Procedure                Time
                         --------------------                ----
                                   D                 3:00 P.M. on day before settlement date
                                   E                 9:00 A.M. on settlement date
                                   F                10:00 A.M. on settlement date
                                  G-H                2:00 P.M. on settlement date
                                   I                 4:45 P.M. on settlement date
                                  J-L                5:00 P.M. on settlement date

                        If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures "A", "B" and "C" shall be completed as soon as practicable but no later than 11:00 A.M., 12 Noon and 2:00 P.M., as the case may be, on the first Business Day after the sale date. If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12 Noon and 2:00 P.M., respectively, on the second Business Day before the settlement date. Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                        If settlement of a Book-Entry Note is rescheduled or cancelled, the applicable Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled settlement date.

Failure to Settle       If the applicable Trustee fails to enter an SDFS deliver
                        order with respect to a Book-Entry Note pursuant to Settlement Procedure "G", such Trustee may deliver to DTC, through DTC's Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Note to such Trustee's participant account.
                        DTC will process the withdrawal message, provided that such Trustee's participant account contains a principal amount of the Global Security representing such Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, such Trustee will mark such Global
                        Security "cancelled", make appropriate entries in the Trustee's records and send such cancelled Global
                        Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP
                        Service Bureau procedures, be cancelled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, such Trustee will exchange such Global Security for two
                        Global Securities, one of which shall represent such Book-Entry Note or Notes and shall be cancelled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global
                        Security.

                        If the purchase price for any Book-Entry Note is not timely paid to the participants with respect to such Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such participants and, in turn, the Agent for such Note may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "H" and "G", respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph.

                        Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the applicable Trustee will provide, in accordance with Settlement Procedures "D" and "E", for the authentication and issuance of a Global Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.

Procedure for Rate Changes:   When the Company has determined to change Rate
                              Changes: the interest rates of Notes being offered, it will promptly advise the Agent and the Agent will forthwith suspend solicitation of offers. The Agent will telephone the Company with recommendations as to the changed interest rates.
                              At such time as the Company has advised the Agent of the new interest rates, the Agent may resume solicitation of offers. Until such time only
                              "indications of interest" may be recorded. Within two Business Days after any sale of Notes, the Company will file with the Securities and Exchange
                              Commission a pricing supplement to the prospectus and prospectus supplement relating to such Notes that reflects the applicable interest rates and other terms and will deliver copies of such pricing supplement to the Agent in accordance with the terms of the Distribution Agreement by 11:00 a.m. on the Business Day preceding the settlement date.

Suspension of Solicitation;   Subject to the Company's representations,
Amendment or Supplement:      warranties and covenants contained in the
                              Amendment or Distribution Agreement, the Company may instruct the Agent to suspend solicitation of purchases of Book-Entry Notes at any time. Upon receipt of such instructions, the Agent will forthwith suspend such solicitations until such time as it has been advised by the Company that such solicitations may be resumed. The Company will, consistent with its obligations under the Distribution Agreement, promptly advise the Agent and the Trustee whether orders outstanding at the time the Agent suspends solicitation may be settled and whether copies of such prospectus and prospectus supplement as in effect at the time of the suspension, together with the appropriate pricing supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such prospectus, prospectus supplement and pricing supplement may not be so delivered.

Delivery of Prospectus:       A copy of the prospectus and prospectus supplement
                              relating to the Notes and a pricing supplement relating to a Book-Entry Note must accompany or precede the earliest of any written offer of such Note, confirmation of the purchase of such Note or payment for such Note by its purchaser. If notice of a change in the terms of the Book-Entry Notes is received by the Agent between the time an order for a Book-Entry Note is placed and the time written confirmation thereof is sent by the Agent to a customer or his agent, such confirmation shall be accompanied by a prospectus, prospectus supplement and pricing supplement setting forth the terms in effect when the order was placed.
                              Subject to the preceding paragraph, the Agent will deliver a prospectus, prospectus supplement and pricing supplement as herein described with respect to each Book-Entry Note sold by it.

          PART II:  ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

Issuance:                 Each Certificated Note will be dated and issued as of
                          the date of its authentication by the applicable
                          Trustee. Each Certificated Note will bear an Original
                          Issue Date, which will be (i) with respect to an original Certificated Note (or any portion thereof), its original issuance date (which will be the settlement date) and (ii) with respect to any Certificated Note (or portion thereof) issued subsequently upon transfer or exchange of a Certificated Note or in lieu of a destroyed, lost or stolen Certificated Note, the Original Issue Date of the predecessor Certificated Note, regardless of the date of authentication of such subsequently issued
                          Certificated Note.

Registration:             Certificated Notes will be issued only in fully
                          registered form without coupons.

Transfers and Exchanges:  A Certificated Note may be presented for transfer or exchange at the office of the applicable Trustee. Certificated Notes will be exchangeable for other Certificated Notes having identical terms (including rank) but different denominations without service charge. Certificated Notes will not be exchangeable for Book-Entry Notes.

Maturities:               Each Certificated Note will mature on a date not less
                          than nine months or more than 30 years from the settlement date for such Note, as selected by the purchaser and approved by the Company.

Price to Public:          Each Note will be issued at 100% of its principal
                          amount, unless otherwise mutually agreed upon by the purchaser and the Company and specified in the applicable pricing supplement.

Denominations:            Certificated Notes denominated in U.S. dollars will be
                          issued in denominations of $1,000 or any amount in excess thereof that is an integral multiple of $1,000.
                          The authorized denominations of Notes denominated in a currency other than U.S. dollars will be specified pursuant to "Settlement Procedures", below, and set forth in such Notes and the applicable pricing supplement.

Interest:                 General.  Interest, if any, on each Certificated Note
                          -------
                          will accrue from the Original Issue Date of such Note for the first interest period and from the most recent
                          Interest Payment Date to which interest has been paid for all subsequent interest periods. Each payment of interest on a Certificated Note will include interest accrued to but excluding the related Interest Payment
                          Date

                          (provided that in the case of Floating Rate Notes which reset daily or weekly, interest payments will include interest accrued to and including the Regular Record Date immediately preceding the related Interest Payment Date) or Maturity (other than a Maturity of a Fixed Rate Certificated Note occurring on the thirty-first day of a month, in which case such payment will include interest accruing to but excluding the thirtieth day of such month).

                          Regular Record Dates.  The Regular Record Date with
                          --------------------
                          respect to any Interest Payment Date shall be the date fifteen calendar days immediately preceding such Interest Payment Date whether or not such date shall be a Business Day.

                          Fixed Rate Certificated Notes.  Unless otherwise
                          -----------------------------
                          specified pursuant to Settlement Procedure "A" below, interest payments on Fixed Rate Certificated Notes will be made semi-annually on March 1 and September 1 of each year and at Maturity; provided, however, that
                                                        --------  -------
                          in the case of a Fixed Rate Certificated Note issued between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                          Floating Rate Certificated Notes.  Interest payments
                          --------------------------------
                          will be made on Floating Rate Certificated Notes monthly, quarterly, semi-annually or annually. Interest will be payable, in the case of Floating Rate Certificated Notes with a monthly Interest Payment Period, on the third Wednesday of each month; with a quarterly Interest Payment Period, on the third Wednesday of March, June, September and December of each year; with a semi-annual Interest Payment Period, on the third Wednesday of the two months specified pursuant to Settlement Procedure "A" below; and with an annual Interest Payment Period, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; provided, however,
                                                          --------  -------
                          that if an Interest Payment Date for Floating Rate Certificated Notes would otherwise be a day that is not a Business Day with respect to such Floating Rate Certificated Notes, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Certificated Notes, except in the case of a LIBOR Note if such Business Day is in the next succeeding calendar month, in which event such Interest Payment Date will be the immediately preceding Business Day; and provided, further, that in
                                                      --------  -------
                          the case of a Floating Rate Certificated Note issued between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

Calculation of Interest   Fixed Rate Certificated Notes.  Interest on Fixed Rate
                          -----------------------------
                          Certificated Notes (including interest for partial periods) will be calculated on the basis of a year of twelve thirty-day months. (Examples of interest calculations are as follows: September 1, 1997 to March 1, 1998, equals 6 months and 0 days or 180 days;
                          the interest payable equals 180/360 times the annual rate of interest times the principal amount of the Note. The period from September 3, 1997 to February 1,
                          1998 equals 4 months and 28 days, or 148 days; the interest payable equals 148/360 times the annual rate of interest times principal amount of the Note.)

                          Floating Rate Certificated Notes.  Interest rates on
                          --------------------------------
                          Floating Rate Certificated Notes will be determined as set forth in the form of Notes. The Company and the Trustees will confirm the amount of the initial interest payment due on any Floating Rate Certificated Note for which the initial Interest Period is shorter or longer than the Index Maturity. Interest on Floating Rate Certificated Notes will be calculated on the basis of actual days elapsed and a year of 360 days except that in the case of Treasury Rate Notes, interest will be calculated on the basis of the actual number of days in the year.

Payments of Principal     The applicable Trustee, in its capacity as paying
and Interest:             agent, will pay the principal amount of each
                          Certificated Note at Maturity upon presentation of such Note to such Trustee. Such payment, together with payment of interest due at Maturity of such Note, will be made in funds available for immediate use by such Trustee and in turn by the Holder of such Note.
                          Certificated Notes presented to the applicable Trustee at Maturity for payment will be cancelled and delivered to the Company with a certificate with respect to such cancellation. All interest payments on a Certificated Note (other than interest due at Maturity) will be made by check drawn on the applicable Trustee (or another Person appointed by such Trustee) and mailed by the applicable Trustee to the Person entitled thereto as provided in such Note and the Indenture governing such Note. The Company may at its option elect to make payments in U.S. dollars of interest on Notes (other than interest payable at Maturity) by wire transfer of immediately available funds, but only if appropriate payment instructions have been received in writing by the applicable
                          Trustee not less than fifteen calendar days prior to the related Interest Payment Date. Following each
                          Regular Record Date and Special Record Date, each
                          Trustee will furnish the Company with a list of interest payments to be made on the following Interest
                          Payment Date for each Certificated Note for which such Person serves as Trustee and in total for all such Certificated Notes. Interest at Maturity will be payable to the Person to whom the payment of principal is payable.

                          Each Trustee will provide monthly to the Company lists of principal and interest to be paid on Certificated Notes for which such Person serves as Trustee maturing in the next month. Each Trustee will be responsible for withholding taxes on interest paid on Certificated Notes for which such Person serves as Trustee as required by applicable law.

                          If any Interest Payment Date for or the Maturity of a Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date or Maturity, as the case may be.

Acceptance and Rejection  Unless otherwise instructed by the Company, the Agent
of Offers:                will advise the Company promptly by telephone of all
                          offers to purchase Certificated Notes received by the Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion.
                          Unless otherwise agreed by the Company and the Agent, the Company has the sole right to accept offers to purchase Certificated Notes and may reject any such offer in whole or in part.

Settlement:               The receipt by the Company of immediately available
                          funds in exchange for an authenticated Certificated
                          Note delivered to the Agent and the Agent's delivery
                          of such Note against receipt of immediately available
                          funds shall, with respect to such Note, constitute
                          "settlement". All orders accepted by the Company will
                          be settled not later than the close of business on the
                          third (or the fourth if accepted after 4:30 p.m. New
                          York City time) Business Day succeeding the date of
                          acceptance, unless the Company and the purchaser agree
                          to settlement on a later date; provided, however, that
                                                         --------  -------
                          in the case of a delayed settlement the Company will notify the Trustee under the Indenture governing such Note at least twenty-four hours prior to the time of settlement.

Settlement Procedures:    Settlement Procedures with regard to each Certificated
                          Note sold by the Company through the Agent, as agent, shall be as follows:

                          A. The Agent will advise the Company by telephone of the following settlement information:

                          1. Name in which such Note is to be registered ("Registered Owner").

                          2. Address of the Registered Owner and address for payment of principal and interest.

                          3. Taxpayer identification number of the Registered Owner (if available).

                         4.   Principal amount.

                         5. Stated Maturity and New Maturity Date(s), if any, and Notice of Renewal Date(s), if any.

                         6. In the case of a Fixed Rate Certificated Note, the Interest Rate and, in the case of a Floating Rate Certificated Note, the Initial Interest Rate (if known at such time), Base Rate, Index Maturity, Interest Reset Period, Interest Reset Dates, Spread or Spread Multiplier (if any), Minimum Interest Rate (if any) and Maximum Interest Rate (if any).

                         7.   Interest Payment Period and Interest Payment
                              Dates.

                         8.   Rank.

                         9. Specified Currency and whether the option to elect payment in a Specified Currency applies and if the Specified Currency is not U.S. dollars, the authorized denominations.

                         10.  Redemption provisions, if any.

                         11.  Repayment provisions, if any.

                         12.  Settlement date.

                         13.  Price (including currency).

                         14.  Agent's commission or discount, if applicable.

                         15.  Whether the Note is an Original Issue Discount
                              Note.

                         16.  Net proceeds to the Company.

                         17. Whether the Agent is acting as agent or as principal.

                         18. Such other information specified with respect to such Note.

                         B. The Company will advise the applicable Trustee, the Exchange Rate Agent and the Calculation Agent by telephone or electronic transmission (confirmed in writing at any time on the sale date) of the information set forth in Settlement Procedure "A" above, the name of such Agent and if such Note is an Original Issue Discount Note, the total amount of OID, the yield to maturity, the Initial Accrual Period and the method used. Each such communication by the Company shall constitute a representation and warranty by the Company to the Trustee and the Agent that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company, (ii) such Note will conform with the terms of the Indenture pursuant to which such Note is issued and (iii) upon authentication and delivery of such Note, the aggregate principal amount of all Notes issued under the Indentures will not exceed $4,000,000,000 or the equivalent thereof in foreign currencies or currency units (except for securities authenticated and delivered upon registration of transfer, in exchange for or in lieu of, securities pursuant to Section 304, 305, 306, 906, 1107 or (in the case of Senior Notes) 1503 or (in the case of Subordinated Notes) 1603 of the applicable Indenture).

                         C. The Company will deliver to the applicable Trustee a pre-printed five-ply packet for such Note, which packet will contain the following documents in forms that have been approved by the Company, the Agents and the Trustees:

                         1.   Note with customer confirmation.

                         2.   Stub One - For Trustee.

                         3.   Stub Two - For Agent.

                         4.   Stub Three - For the Company.

                         D. The applicable Trustee will complete such Note and authenticate such Note and deliver it (with the confirmation) and Stubs One and Two to such Agent, and such Agent will acknowledge receipt of the Note by stamping or otherwise marking Stub One and returning it to the applicable Trustee. Such delivery will be made only against such acknowledgement of receipt and evidence that instructions have been given by the Agent for payment to the account of the Company in funds available for immediate use, of an amount equal to the price of such Note less the Agent's commission. In the event that the instructions given by the Agent for payment to the account of the Company are revoked, the Company will as promptly as possible (and in any event not later than the Business Day following the Settlement Date) wire transfer to the account of such Agent an amount of immediately available funds equal to the amount of such payment made.

                          E.  The Agent will deliver such Note (with
                              confirmation) to the customer against payment in immediately payable funds. The Agent will obtain the acknowledgement of receipt of such Note by retaining Stub Two.

                          F. The applicable Trustee will send Stub Three to the Company by first-class mail. Such Trustee will also send a copy of the front of such Note to the Exchange Rate Agent and the Calculation Agent. Periodically, each Trustee will also send to the Company a statement setting forth the principal amount of the Notes Outstanding as of that date under the Indenture relating to the Notes for which it serves as Trustee and setting forth a brief description of any sales of which the Company has advised such Trustee but which have not yet been settled.

Settlement Procedures     For offers of Certificated Notes solicited by an
Timetable:                Agent, as agent, and accepted by the Company,
                          Settlement Procedures "A" through "F" set forth above shall be completed on or before the respective times
                          (New York City time) set forth below:

                          Settlement Procedure             Time
                          --------------------             ----
                                  A             3:00 P.M. on day before settlement date
                                  B             5:00 P.M. on day before settlement date
                                 C-D            2:15 P.M. on settlement date
                                  E             3:00 P.M. on settlement date
                                  F             5:00 P.M. on settlement date

Failure to Settle:        If a purchaser fails to accept delivery of and make
                          payment for any Certificated Note, the Agent will notify the Company and the applicable Trustee by telephone and return such Note to the applicable
                          Trustee. Upon receipt of the Note, the Company will immediately wire transfer to the account of the Agent an amount equal to the amount previously credited thereto in respect of such Note. Such wire transfer will be made on the settlement date, if possible, and in any event not later than the day following the settlement date. If the failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Distribution Agreement, then the Company will reimburse the Agent or the applicable Trustee, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company. Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the applicable Trustee will mark such Note "cancelled", make appropriate entries in its records and send such Note to the Company.

Procedure for Rate Changes:   When the Company has determined to change the
                              interest rates of Notes being offered, it will promptly advise the Agent and the Agent will forthwith suspend solicitation of offers. The
                              Agent will telephone the Company with
                              recommendations as to the changed interest rates.
                              At such time as the Company has advised the Agent of the new interest rates, the Agent may resume solicitation of offers. Until such time only
                              "indications of interest" may be recorded. Within two business days after any sale of Notes, the Company will file with the Securities and Exchange
                              Commission a pricing supplement to the prospectus and prospectus supplement relating to such Notes that reflects the applicable interest rates and other terms and will deliver copies of such pricing supplement to the Agent in accordance with the terms of the Distribution Agreement.

Suspension of Solicitation;   Subject to the Company's representations,
Amendment or Supplement:      warranties and covenants contained in the
                              Distribution Agreement, the Company may instruct the Agent to suspend solicitation of purchases of Certificated Notes at any time. Upon receipt of such instructions, the Agent will forthwith suspend such solicitations until such time as it has been advised by the Company that such solicitations may be resumed. The Company will, consistent with its obligations under the Distribution Agreement, promptly advise the Agent and the Trustees whether orders outstanding at the time the Agent suspends solicitation may be settled and whether copies of such prospectus and prospectus supplement as in effect at the time of the suspension, together with the appropriate pricing supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such prospectus, prospectus supplement and pricing supplement may not be so delivered.

Delivery of Prospectus:       A copy of the prospectus and prospectus supplement
                              relating to the Notes and a pricing supplement relating to a Certificated Note must accompany or precede the earlier of any written offer of such

                              Note, delivery of such Note, confirmation of the purchase of such Note and payment for such Note by its purchaser. If notice of a change in the terms of the Certificated Notes is received by the Agent between the time an order for a Certificated Note is placed and the time written confirmation thereof is sent by the Agent to a customer or his agent, such confirmation shall be accompanied by a prospectus, prospectus supplement and pricing supplement setting forth the terms in effect when the order was placed. Subject to the preceding paragraph, the Agent will deliver a prospectus, prospectus supplement and pricing supplement as herein described with respect to each Note sold by it.

                                                                       EXHIBIT B

                       TRANSAMERICA FINANCE CORPORATION

                         Medium-Term Notes, Series __

                  Due Nine Months or More from Date of Issue

                                TERMS AGREEMENT

                                                                 _________, ____

Transamerica Finance Corporation
600 Montgomery Street
San Francisco, California  94111
Attention:

          Re:  Distribution Agreement dated December ___, 1998

          Subject to the terms and conditions of the Distribution Agreement dated December ___, 1998, the undersigned agrees to purchase the following principal amount of Notes:

                              ________________________________________
                              Principal Amount

Senior:                                         Subordinated:

Fixed Rate Note:                                Floating Rate Note:

Interest Rate or Formula:

Maturity Date:

Renewable:

New Maturity Date:

Interest Payment Dates:

Specified Currency:

Redemption and Repayment Provisions:

Public Offering Price:

Discount:                                       % of Principal Amount

Purchase Date and Time:

Place for Delivery of Notes and Payment
Therefor:

Method of Payment:

          [The opinions referred to in Section 5(b)(i) and in Section 5(b)(ii) of the Distribution Agreement, the certificate referred to in Section 5(b)(iii) of the Distribution Agreement, and the accountants' letter referred to in
Section 5(b)(iv) of the Distribution Agreement will be required.]

          [The provision of Section 3(h) of the Distribution Agreement will apply.]

          [The provision of Section 7(b)(iii) of the Distribution Agreement will apply.]

          [The provision of Section 7(b)(iv) of the Distribution Agreement will apply.]

          All capitalized terms shall have the meaning ascribed to them in the Distribution Agreement unless defined herein.

                                   [Purchaser]



                                   By__________________________________
                                     Title:
Accepted:

Transamerica Finance Corporation

By_______________________________
  Title:

By_______________________________

  Title:

                                                                       EXHIBIT C

                              FORM OF OPINION OF
                      ORRICK, HERRINGTON & SUTCLIFFE LLP

          The opinion of Orrick, Herrington & Sutcliffe LLP, to be delivered pursuant to Section 3(l), 4(b) or 5(b) of the Distribution Agreement, shall be to the effect set forth below. All references to the "Registration Statement" shall be to the Registration Statement as amended as of the date of such opinion and all references to the "Prospectus" shall be to the Prospectus, as amended and supplemented as of the date of such opinion.

                (i) the Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business as set forth in the Prospectus;

                (ii) this Agreement has been duly authorized, executed and delivered by the Company;

                (iii) the Senior Indenture and the Subordinated Indenture (collectively, the "Indentures") have each been duly and validly authorized, executed and delivered by the Company and each of the Indentures constitutes the valid and binding agreement of the Company, enforceable in accordance with its respective terms;

                (iv) the Notes have been duly and validly authorized by all necessary corporate action for issuance and sale pursuant to this Agreement, except for the determination of the interest rate or formula, redemption date(s) and price(s), repayment date(s) and price(s), currency, denominations, interest payment dates, maturity and other terms to be set forth on the face of each Note, and, when such determination has been made and the Notes have been completed, executed and authenticated as specified in the applicable Indenture and delivered pursuant to the provisions of this Agreement, the Notes will be valid and binding obligations of the Company, enforceable in accordance with their terms, and will be entitled to the benefits provided by the applicable Indenture;

                (v)    the Indentures are qualified under the Trust Indenture
      Act;
                (vi) the terms and provisions of the Notes conform in all material respects to the description thereof contained in the Prospectus and the information in the Prospectus under the captions "Description of Debt Securities", "Description of Notes" and "Certain United States Federal Income Tax Consequences" to the extent that it constitutes matters of law and legal conclusions and to the extent it summarizes the documents referred to therein, has been reviewed by us and is correct in all material respects;

                (vii) the execution and delivery of this Agreement, the Indentures and the Notes, the incurrence of the obligations therein set forth and the consummation of the transactions therein contemplated will not conflict with, result in a breach of any of the terms, conditions or provisions of, or constitute, with or without the giving of notice or lapse of time or both, a default under the Certificate of Incorporation or Bylaws of the Company;

           (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, the Indentures and the Notes, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the distribution of the Notes by the Agent, and except those which, if not made or obtained, will not, in the aggregate, have an adverse effect on the transactions contemplated by this Agreement or on the financial condition of the Company and its subsidiaries, taken as a whole;

           (ix) the Registration Statement is effective under the Act and, to the best of such counsel's knowledge, no proceedings for a stop order have been instituted or are pending or threatened under Section 8(d) of the Act and any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance therewith;

           (x) the Registration Statement and the Prospectus (except the financial statements and schedules and other financial and statistical data included therein and the Statement of Eligibility and Qualification of the Trustees on Form T-1 (the "Forms T-1"), as to which no opinion need be rendered), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder; and

           (xi) each document incorporated by reference in the Prospectus (except the financial statements and schedules and other financial and statistical data included therein, as to which no opinion need be rendered) complied when it was filed as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

        In addition, the opinion shall state that such counsel has participated in conferences with representatives of the underwriters and representatives of the Company and its accountants concerning the Registration Statement and the Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements (except as specified herein). Based upon and subject to the foregoing, nothing has come to their attention that would lead them to believe (A) that the Registration Statement, or any amendment thereof (including the documents incorporated by reference therein), at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectus (including the documents incorporated by reference therein) as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that as to both clauses A and B above such counsel expresses no belief or opinion with respect to the accuracy, completeness or fairness of the financial statements and schedules and other financial and statistical data included or incorporated by reference therein or with respect to the Forms T-1).

          In addition, such opinion shall also cover, if applicable to a particular issue of Notes, matters relating to listing on the New York Stock Exchange and such other matters as the Agent may reasonably require.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California or the United States, to the extent such counsel shall deem proper and specify in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to counsel for the Agent; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

          In so far as the foregoing relates to the enforceability of any instrument, such opinion is qualified as to:

          (a) limitations imposed by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium or other laws relating to or affecting the rights of creditors generally;

          (b) rights to indemnification and contribution which may be limited by applicable law or equitable principles; and

          (c) general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

                                                                       EXHIBIT D

                               FORM OF OPINION OF
                                 AUSTIN D. KIM
                  VICE PRESIDENT GENERAL COUNSEL AND SECRETARY
                                       OF
                        TRANSAMERICA FINANCE CORPORATION

          The opinion of Austin D. Kim Vice President General Counsel and Secretary of Transamerica Finance Corporation, to be delivered pursuant to
Section 3(l), 4(b) or 5(b) of the Distribution Agreement shall be to the effect set forth below. All references to the "Registration Statement" shall be to the Registration Statement as amended as of the date of such opinion and all references to the "Prospectus" shall be to the Prospectus, as amended and supplemented as of the date of such opinion:

(i) each of the Company and its Significant Subsidiaries, as such term is defined in Rule 405 of the Securities Act of 1933, as amended (a list of the Significant Subsidiaries is attached as Schedule A hereto), is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of incorporation, with corporate and other power and authority to own its properties and conduct its business as set forth in the Prospectus;

(ii) all of the issued and outstanding shares of capital stock of each Significant Subsidiaries of the Company have been duly authorized and validly issued and are fully paid and nonassessable;

(iii) all of the issued and outstanding shares of capital stock of each Significant Subsidiary of the Company are owned, directly or indirectly, by the Company free and clear of any claim, lien, encumbrance or security interest;

(iv) each of the Company and its Significant Subsidiaries (A) is duly licensed and duly qualified as a foreign corporation in good standing in all the jurisdictions in which the character of the property owned or leased or the nature of the business conducted by it requires such licensing or qualification except where the failure to do so will not have a material adverse effect on the Company and its subsidiaries taken as a whole and
      (B) holds all material approvals, authorizations, orders, licenses, certificates and permits from governmental authorities necessary for the conduct of its business as described in the Prospectus;

(v) the execution and delivery of this Agreement, the Indentures and the Notes, the incurrence of the obligations therein set forth and the consummation of the transactions therein contemplated will not conflict with, result in a breach of any of the terms, conditions or provisions of, or constitute, with or without the giving of notice or lapse of time or both, a default under, the Certificate of Incorporation or Bylaws of the Company, the articles of incorporation or bylaws of any of its subsidiaries, or any material bond, debenture, note, contract, indenture, mortgage, loan agreement, lease or other evidence of indebtedness, agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or by which any of them or any of their properties may be bound, or result in the material violation by the Company or any of its Significant Subsidiaries of any law, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

(vi) such counsel does not know of any pending or threatened action, suit or proceeding before or by any court or government agency, authority or body, domestic or foreign, involving the Company or any of its Significant Subsidiaries, that is required to be disclosed in the Prospectus that is not adequately disclosed in the Prospectus or of any contract or other document that is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required; and

(vii) nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement (except the financial statements and schedules and other financial and statistical data included therein and the Statements of Eligibility of the Trustees on Form T-1 (the "Forms T-1"), as to which such counsel expresses no opinion), or any amendment thereof, at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except the financial statements and schedules and other financial and statistical data included therein, as to which such counsel expresses no opinion) at the date of this Agreement or as of the date of such opinion contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          With your permission such counsel has assumed the following: (a) the authenticity of original documents and genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as copies; (c) except with respect to the contents of the Registration Statement and Prospectus, the truth, accuracy and completeness of the information, factual matters, representations and warranties contained in the records, documents, instruments and certificates such counsel has reviewed; (d) that, except as specifically covered in the opinions set forth above, the documents referred to herein were duly authorized, executed and delivered on behalf of the respective parties thereto and that such documents are legal, valid and binding obligations of such parties; and (e) the absence of any evidence extrinsic to the provisions of the written agreements between the parties that the parties intended a meaning contrary to that expressed by those provisions.

          Such counsel expresses no opinion as to laws other than laws of the State of California, the federal law of the United States of America and the general corporate law of the State of Delaware. As you know, such counsel is not licensed to practice law in the State of Delaware, and such counsel's opinions herein as to such law are based solely on such counsel's review of standard compilations of the laws of Delaware.

                                                                       EXHIBIT E

                               FORM OF OPINION OF
                             COUNSEL TO [ADDRESSEE]

          The opinion of counsel for [Addressee], to be delivered pursuant to
Section 4(c) or 5(b) of this Agreement, shall be to the effect set forth below. All references to the "Registration Statement" shall be to the Registration Statement as amended as of the date of such opinion and all references to the "Prospectus" shall be to the Prospectus, as amended and supplemented as of the date of such opinion.

          (i) the Company is a corporation validly existing and in good standing under the laws of the State of Delaware;

          (ii) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company;

          (iii) the execution and delivery of the Indentures have been duly authorized by all necessary corporate action of the Company and the Indentures have been duly executed and delivered by the Company and qualified under the Trust Indenture Act; and

          (iv) the execution and delivery of the Notes have been duly authorized by all necessary corporate action of the Company.

          They have participated in conferences and telephone conversations with representatives of the Company, representatives of counsel for the Company and representatives of [Addressee], during which conferences and conversations the contents of the Registration Statement and the Prospectus, portions of certain of the documents incorporated by reference therein and related matters were discussed, and they reviewed certain corporate records and documents furnished to them by the Company and based on their participation in such conferences and conversations and their review of such records and documents as described above, their understanding of the U.S. federal securities laws and the experience they have gained in their practice thereunder, they advise that no information has come to their attention that causes them to believe that the Registration Statement, including the documents incorporated by reference therein (except the financial statements and schedules and other financial and statistical data included therein, as to which they express no view), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and no information has come to their attention that causes them to believe that the Prospectus, including the documents incorporated by reference therein (except the financial statements and schedules and other financial and statistical data included therein, as to which they express no view), as of the date thereof or hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In addition, such opinion shall also cover such other matters as [Addressee] may reasonably require.

          Such counsel expresses no opinion as to the laws other than laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware.

                                                                       EXHIBIT F

                               FORM OF LETTER OF
                     INDEPENDENT ACCOUNTANTS TO THE COMPANY

          The letter of the independent accountants to the Company to be delivered pursuant to Section 3(m), 4(e) or 5(b) of this Agreement shall confirm that they are independent accountants within the meaning of the Act and the 1934 Act and the related published rules and regulations thereunder and shall be to the effect set forth below. All references to the "Registration Statement" shall be to the Registration Statement as amended as of the date of such letter and all references to the "Prospectus" shall be to the Prospectus, as amended and supplemented as of the date of such letter.

          (i) in their opinion the consolidated financial statements and schedules included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the 1934 Act and the related published rules and regulations thereunder;

          (ii) on the basis of a reading of the unaudited financial statements, if any, included or incorporated by reference in the Prospectus or used as a basis for the summary consolidated financial data included in the Prospectus and of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and Executive Committee of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited balance sheet of the Company and its consolidated subsidiaries, nothing came to their attention which caused them to believe that:

               (1) the unaudited financial statements included in the Company's quarterly reports on Form 10-Q incorporated by reference in the Prospectus, if any, do not comply in form in all material respects with the applicable accounting requirements of the 1934 Act and the published rules and regulations thereunder or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements incorporated by reference in the Prospectus; or

               (2) the amounts in the unaudited summary financial information, if any, included in the Prospectus do not agree with the corresponding amounts in the financial statements from which such amounts were derived or were not determined on a basis substantially consistent with that of the audited financial statements included or incorporated in the Prospectus; or

               (3) as of a date within five days of the date of such letter there was any change in excess of 5% in the capital stock or long-term debt of the Company and its consolidated subsidiaries or any decrease in consolidated net assets as compared with the amounts shown on the latest balance sheet of the Company and its consolidated subsidiaries included or incorporated by reference in the Prospectus; or for the period from the date of such balance sheet to a date within five days of the date of such letter there was any decrease, as compared with the corresponding period in the preceding year, in net income of the Company and its consolidated subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by [Addressee];

          (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement or Prospectus agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

          (iv) if pro forma financial statements are included or incorporated in the Registration Statement and the Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the company and the acquired company who have responsibility for financial accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          In addition, such letter shall cover such other matters as may be mutually agreed upon by the Company and [Addressee].

                                      F-2